POWER OF ATTORNEY

LEHMAN BROTHERS INSTITUTIONAL LIQUIDITY FUNDS (formerly named Lehman Brothers Investor Liquidity Series), a Delaware business trust (the "Trust"), and each of its undersigned officers and trustees hereby nominates, constitutes and appoints Peter E. Sundman, Richard M. Phillips, Arthur C. Delibert, Lori L. Schneider and Fatima Sulaiman (with full power to each of them to act alone) its/his/her true and lawful attorney-in-fact and agent, for it/him/her and on its/his/her behalf and in its/his/her name, place and stead in any and all capacities, to make, execute and sign the Trust's Registration Statement on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and any and all amendments to such Registration Statement and to file with the Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the offer and sale of shares of the Beneficial Interest of the Trust, any such Registration Statement or amendment, and any and all supplements thereto or to any prospectus or statement of additional information forming a part thereof, and any and all exhibits and other documents requisite in connection therewith, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as the Trust and the undersigned officers and trustees itself/themselves might or could do.

IN WITNESS WHEREOF, LEHMAN BROTHERS INSTITUTIONAL LIQUIDITY FUNDS has caused this power of attorney to be executed in its name by its President, and attested by its Secretary, and the undersigned officers and trustees have hereunto set their hands and seals at New York, New York this 23 day of October, 2006.


                                   LEHMAN BROTHERS INSTITUTIONAL LIQUIDITY FUNDS


                                   By:
                                       /s/ Jack L. Rivkin
                                       ----------------------
                                       Name: Jack L. Rivkin
                                       Title: President and Trustee

[SEAL]

ATTEST:


/s/ Sheila James
----------------------
Name: Sheila James
Title: Assistant Secretary



[Signatures Continued on Next Page]

           Signature                        Title
           ---------                        -----

/s/  John Cannon                          Trustee
-----------------------------
John Cannon


/s/ Faith Colish                          Trustee
-----------------------------
Faith Colish


/s/ C. Anne Harvey                        Trustee
-----------------------------
C. Anne Harvey


/s/ Robert A. Kavesh                      Trustee
-----------------------------
Robert A. Kavesh



                                          Trustee
-----------------------------
Howard A. Mileaf


/s/ Edward I. O'Brien                     Trustee
-----------------------------
Edward I. O'Brien



/s/ Jack L. Rivkin                         President and Trustee
-----------------------------
Jack L. Rivkin


/s/ William E. Rulon                      Trustee
-----------------------------
William E. Rulon


/s/ Cornelius T. Ryan                     Trustee
-----------------------------
Cornelius T. Ryan



/s/ Tom Decker Seip                       Trustee
-----------------------------
Tom Decker Seip


/s/ Candace L. Straight                   Trustee
-----------------------------
Candace L. Straight


/s/ Peter E. Sundman                      Chairman of the Board, Chief
-----------------------------             Executive Officer and Trustee
Peter E. Sundman

           Signature                        Title
           ---------                        -----

/s/ Peter P. Trapp                        Trustee
-----------------------------
Peter P. Trapp




















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